UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 6, 2004
(Date of earliest event reported)

BLACK HILLS CORPORATION

                    South Dakota                                  001-31303                            46-0458824
                (State of Incorporation)               (Commission File No.)            (IRS Employer
                                                                                                                            Identification Number)

625 Ninth Street
P. O. Box 1400
Rapid City, South Dakota 57709
(605) 721-1700

Item 12.	Results of Operations and Financial Condition

On May 6, 2004, the Registrant issued a press release announcing earnings for the first quarter of 2004 of $0.30 per share.

The press release is attached as Exhibit 99 to this Form 8-K. This information is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Mark T. Thies Mark T. Thies Executive Vice President and Chief Financial Officer

Date:   May 6, 2004

EXHIBIT INDEX

to

Black Hills Corporation
May 6, 2004 Form 8-K

Exhibit Number	Description
99	Press Release dated May 6, 2004.